UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549
                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): May 2, 2006


                                BEXIL CORPORATION
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Maryland                     001-12233             13-3907058
(State or Other Jurisdiction of (Commission File Number)    (IRS Employer
        Incorporation)                                    Identification No.)



                   11 Hanover Square  New York, NY               10005
               (Address of Principal Executive Offices)        (ZIP Code)


       Registrant's telephone number, including area code:  1-212-785-0400


                                 Not Applicable
                -------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 8.01. Other Events.

On May 2, 2006, Bexil Corporation (the "Company") issued a press release announcing its business acquisition parameters.

A copy of the May 2, 2006 press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information contained in this report on Form 8-K (including the exhibit) shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

          (c)  Exhibits.

               Exhibit No.   Description of Exhibit
               ==========    ==================================================
                  99.1       Press Release announcing business acquisition
                             parameters.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                BEXIL CORPORATION


Date:     May 2, 2006                           /s/ Thomas O'Malley
                                                ---------------------
                                                Thomas O'Malley
                                                Chief Financial Officer

Exhibit 99.1

                                BEXIL CORPORATION
                        ANNOUNCES ACQUISITION PARAMETERS

NEW YORK -- Bexil Corporation (AMEX: BXL) announced today its business acquisition parameters:

1)   A proven track record with demonstrated earning power.
2)   Sales of between $10 million and $50 million.
3)   A seasoned business with solid customer relations.
4)   Good return (at least 15%) on equity, little or no debt.
5)   Solid management must remain. Audited financials required.
6)   Particularly interested in a "spin-off" from a larger company.

Thomas Winmill, President of Bexil, said "With the $39 million proceeds from the sale on April 28, 2006 of its operating unit, Bexil will seek to acquire and/or develop one or more businesses. We are not interested in acquiring start-ups, turnarounds, or high tech. We will sign a confidentiality agreement and will protect broker's sell agreements. If the seller quotes a price, we will respond promptly."

Bexil is a holding company. Approximately 25% of Bexil's shares are owned by Winmill & Co. Incorporated (OTC: WNMLA), which is engaged through subsidiaries in stock market and gold investing through its investment management of equity and gold mutual funds, as well as through proprietary securities trading.

Safe Harbor Note

Certain of the statements and predictions contained herein constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act. In particular, any statements, projections or estimates that include or reference the words "believes," "intends," "anticipates," "plans," "expects," "will," or any similar expression fall within the safe harbor for forward-looking statements contained in the Reform Act. Forward-looking statements are not guarantees of future performance and involve risks, uncertainties, and other factors, including those set forth below, which may cause our actual results, performance or achievements to be materially different from any future results, performance, or achievements expressed or implied by those statements. More information on potential risks and uncertainties is available in the Company's recent filings with the Securities and Exchange Commission, including its Form 10-KSB, quarterly Form 10-QSB reports and Forms 8-K.



Contact:          Thomas B. Winmill
                  1-212-785-0400
                  twinmill@bexil.com


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